UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/05/2008

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50577

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 4, 2008, our Vice President, Clinical Development, inadvertently disclosed at a medical conference our belief that the clinical hold questions raised by the FDA with respect to HEPLISAV(TM) will be addressed in the not too distant future and that we will be able to resume clinical studies of HEPLISAV in 2009. As previously disclosed, Dynavax and Merck plan to provide a complete response to the FDA query in a timely manner. The FDA will then determine whether the data provided are satisfactory for the continuation of the clinical program.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: June 05, 2008	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President, Chief Business Officer & General Counsel